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                                                                  EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our reports dated February 18, 1998 included in AHL Services, Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.


Arthur Andersen LLP


Atlanta, Georgia
September 25, 1998